FIRST SECURITY BENEFIT LIFE INSURANCE
AND ANNUITY COMPANY OF NEW YORK(SM)

                                          ELITEDESIGNS(SM) DOLLAR COST AVERAGING

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.

INSTRUCTIONS

Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.

1.   PROVIDE GENERAL ACCOUNT INFORMATION

[ ]  Application Attached or Contract Number____________________________________

Name of Owner___________________________________________________________________
             First                  MI      Last

Mailing Address_________________________________________________________________
               Street Address                          City    State    ZIP Code

Social Security Number/Tax I.D. Number__________________________________________

Daytime Phone Number___________________Home Phone Number________________________

2.   SET UP DOLLAR COST AVERAGING

Please complete each sub-section.

A.       Effective Date________________________________________
                  Date (mm/dd/yyyy -- must be between 1st and 28th of the month)

If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.   Frequency (check one):

     [ ]  Monthly  [ ]  Quarterly  [ ]  Semi-Annually  [ ] Annually

C.       Option (check one):

     [ ]  $_________per transfer over ________months/years.

     [ ]  _________% per transfer over _______months/years.

     [ ]  Fixed Period over ________months/years.

     [ ]  Only Interest/Earnings over ________months/years.

(Earnings will accrue for one time period -- i.e. monthly or quarterly -- from the effective date before the first transfer occurs.)

Please Continue

3.   PROVIDE INVESTMENT DIRECTIONS

TRANSFER FROM (CHOOSE ONLY ONE):

_____ AIM V.I. Capital Appreciation   _____ Rydex VT EP Conservative
_____ AIM V.I. International Growth   _____ Rydex VT EP Moderate
_____ AIM V.I. Mid Cap Core Equity    _____ Rydex VT Europe Advantage
_____ DireXion Dynamic VP HY          _____ Rydex VT Financial Services
      Bond                            _____ Rydex VT Government Long
_____ Dreyfus VIF International             Bond Advantage
      Value                           _____ Rydex VT Health Care
_____ Federated Fund for              _____ Rydex VT Hedged Equity
      U.S. Government Securities II   _____ Rydex VT Internet
_____ Federated High Income           _____ Rydex VT Inverse Dynamic
      Bond II                               Dow
_____ Fidelity(R) VIP Contrafund(R)   _____ Rydex VT Inverse
_____ Fidelity(R) VIP Growth                Government Long Bond
      Opportunities                         Rydex VT Inverse Mid Cap
_____ Fidelity(R) VIP Index 500       _____ Rydex VT Inverse OTC
_____ Fidelity(R) VIP Investment            Rydex VT Inverse Russell
      Grade Bond                            2000(R)
_____ Neuberger Berman                _____ Rydex VT Inverse S&P 500
      AMT Guardian                    _____ Rydex VT Japan Advantage
_____ Neuberger Berman                _____ Rydex VT Large Cap Growth
      AMT Partners                    _____ Rydex VT Large Cap Value
_____ Oppenheimer Main Street         _____ Rydex VT Leisure
      Small Cap Fund(R)/VA            _____ Rydex VT Mid Cap Advantage
_____ PIMCO VIT Low Duration          _____ Rydex VT Mid Cap Growth
_____ PIMCO VIT Real Return           _____ Rydex VT Mid Cap Value
_____ PIMCO VIT StocksPLUS(R)         _____ Rydex VT Multi-Cap Core
      Growth and Income                     Equity
_____ PIMCO VIT Total Return          _____ Rydex VT Nova
_____ RVT CLS AdvisorOne Amerigo      _____ Rydex VT OTC
_____ RVT CLS AdvisorOne Berolina     _____ Rydex VT Precious Metals
_____ RVT CLS AdvisorOne Clermont     _____ Rydex VT Real Estate
_____ Rydex VT Absolute               _____ Rydex VT Retailing
      Return Strategies               _____ Rydex VT Russell
_____ Rydex VT Banking                      2000(R) Advantage
_____ Rydex VT Basic Materials        _____ Rydex VT Sector Rotation
_____ Rydex VT Biotechnology          _____ Rydex VT Small Cap Growth
_____ Rydex VT Commodities            _____ Rydex VT Small Cap Value
_____ Rydex VT Consumer Products      _____ Rydex VT Technology
_____ Rydex VT Dynamic Dow            _____ Rydex VT Telecommunications
_____ Rydex VT Dynamic OTC            _____ Rydex VT Transportation
_____ Rydex VT Dynamic Russell        _____ Rydex VT U.S. Government
      2000(R)                               Money Market
_____ Rydex VT Dynamic S&P 500        _____ Rydex VT Utilities
_____ Rydex VT Dynamic                _____ SBL Global
      Strengthening Dollar                  (OppenheimerFunds, Inc.)
_____ Rydex VT Dynamic                _____ SBL Small Cap Value
      Weakening Dollar                      (Wells Capital Management
_____ Rydex VT Electronics                  Incorporated)
_____ Rydex VT Energy                 _____ Van Kampen LIT Government
_____ Rydex VT Energy Services        _____ Wells Fargo Advantage
_____ Rydex VT EP Aggressive                Opportunity VT





TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):

_____% AIM V.I. Capital Appreciation  _____% Rydex VT EP Conservative
_____% AIM V.I. International Growth  _____% Rydex VT EP Moderate
_____% AIM V.I. Mid Cap Core Equity   _____% Rydex VT Europe Advantage
_____% DireXion Dynamic VP HY Bond    _____% Rydex VT Financial Services
_____% Dreyfus VIF International      _____% Rydex VT Government Long
       Value                                 Bond Advantage
_____% Federated Fund for             _____% Rydex VT Health Care
       U.S. Government Securities II  _____% Rydex VT Hedged Equity
_____% Federated High Income          _____% Rydex VT Internet
       Bond II                        _____% Rydex VT Inverse Dynamic
_____% Fidelity(R) VIP Contrafund(R)         Dow
_____% Fidelity(R) VIP Growth         _____% Rydex VT Inverse
       Opportunities                         Government Long Bond
_____% Fidelity(R) VIP Index 500      _____% Rydex VT Inverse Mid Cap
_____% Fidelity(R) VIP Investment     _____% Rydex VT Inverse OTC
       Grade Bond                     _____% Rydex VT Inverse Russell
_____% Neuberger Berman                      2000(R)
       AMT Guardian                   _____% Rydex VT Inverse S&P 500
_____% Neuberger Berman               _____% Rydex VT Japan Advantage
       AMT Partners                   _____% Rydex VT Large Cap Growth
_____% Oppenheimer Main Street        _____% Rydex VT Large Cap Value
       Small Cap Fund(R)/VA           _____% Rydex VT Leisure
_____% PIMCO VIT Low Duration         _____% Rydex VT Mid Cap Advantage
_____% PIMCO VIT Real Return          _____% Rydex VT Mid Cap Growth
_____% PIMCO VIT StocksPLUS(R)        _____% Rydex VT Mid Cap Value
       Growth and Income              _____% Rydex VT Multi-Cap Core
_____% PIMCO VIT Total Return                Equity
_____% RVT CLS AdvisorOne Amerigo     _____% Rydex VT Nova
_____% RVT CLS AdvisorOne Berolina    _____% Rydex VT OTC
_____% RVT CLS AdvisorOne Clermont    _____% Rydex VT Precious Metals
_____% Rydex VT Absolute              _____% Rydex VT Real Estate
      Return Strategies               _____% Rydex VT Retailing
_____% Rydex VT Banking               _____% Rydex VT Russell
_____% Rydex VT Basic Materials              2000(R) Advantage
_____% Rydex VT Biotechnology         _____% Rydex VT Sector Rotation
_____% Rydex VT Commodities           _____% Rydex VT Small Cap Growth
_____% Rydex VT Consumer Products     _____% Rydex VT Small Cap Value
_____% Rydex VT Dynamic Dow           _____% Rydex VT Technology
_____% Rydex VT Dynamic OTC           _____% Rydex VT Telecommunications
_____% Rydex VT Dynamic Russell       _____% Rydex VT Transportation
       2000(R)                        _____% Rydex VT U.S. Government
_____% Rydex VT Dynamic S&P 500              Money Market
_____% Rydex VT Dynamic               _____% Rydex VT Utilities
       Strengthening Dollar           _____% SBL Global
_____% Rydex VT Dynamic                      (OppenheimerFunds, Inc.)
       Weakening Dollar               _____% SBL Small Cap Value
_____% Rydex VT Electronics                  (Wells Capital Management
_____% Rydex VT Energy                       Incorporated)
_____% Rydex VT Energy Services       _____% Van Kampen LIT Government
_____% Rydex VT EP Aggressive         _____% Wells Fargo Advantage
                                             Opportunity VT
                                      MUST TOTAL 100%



4.   PROVIDE SIGNATURE

I understand and authorize the transaction(s) requested on this form.

X_____________________________________________________
 Signature of Owner                 Date (mm/dd/yyyy)

X_________________________________________________________________
Signature of Joint Owner (if applicable)   Date (mm/dd/yyyy)

X______________________________________________________
Signature of Representative (optional) Date (mm/dd/yyyy)

X______________________________________________________
Print Name of Representative



Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com